# Remembering Our History…
# Creating Our Future

*38th Edison Electric Institute Financial Conference*

**J. Wayne Leonard**
**Chief Executive Officer**
**October 28, 2003**

Entergy

# Safe Harbor and Reg G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of SeTrans or another regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in law resulting from proposed federal energy legislation, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.

This presentation includes non-GAAP measures when describing Entergy's results of operations and financial performance. These non-GAAP measures differ from GAAP in that they are calculated using operational net income, which excludes the impact of special items. Special items are those events that are not routine, are related to prior periods, or are related to discontinued operations. A reconciliation of operational earnings per share to the most directly comparable GAAP measure, as reported earnings per share, can be found in Entergy's investor earnings releases for 1998 through third quarter 2003. Entergy's investor earnings releases are posted on our website at www.entergy.com/investor.

# Celebrating 90 Years of Reliable Service



MIDDLE SOUTH
UTILITIES SYSTEM
Entergy
ELECTRICITY
FOR THE FARM and FARM HOME
MISSISSIPPI STATE EXTENSION SERVICE
MISSISSIPPI POWER & LIGHT CO. Cooperating
BETTER LIVING
THE FARM with
LECTRIC
IN THE SHOP
MODERN
ELECTRIC SERVIC
SERVICE
IN THE BARN
LIGHTING
GRINDING GRAIN
RUNNING WATER
CORN SHELLERS
SEED DUSTERS & GERMINATORS
CHOPPING HAY & ROUGHAGE

When new management took over in 1998, Entergy's situation resembled the state of the world in the company's first decade, the 1910s…

# Infatuated with Underperforming Assets across the Globe

"Over There"

< Image Unavailable >

*George M. Cohan*

**Competitive Assets Divested**
**$**



4.0
1.0
Equity
3.0
Debt
0.20
0.20
$ Billion Investment
$ EPS Contribution

**International and Retail Business Areas**



UK
Continental Europe
United States
Central America
South America
Southeast Asia
Australia

…and we had to address excesses that were characteristic of the 1920s

# Overextended with Deteriorating Results

♩♩ Not much money, oh but honey, ain't we got fun? ♩♩

< Image Unavailable >

*Gus Kahn and Raymond B. Egan*

**As Reported Earnings per Share**
$



1.83
1.03
1996
1997

**As Reported Net Margin**
%



5.9
2.6
1996
1997

**Net Debt / Net Capital**
%



52
58
1996
1997

**As Reported Return on Invested Capital**
%



6.0
4.9
1996
1997

Our recovery was guided by the wisdom of the 1930s...

# We Recognized the Strong Core Competencies of our Business

"Today I consider myself the luckiest man on the face of the earth"

< Image Unavailable >

*Lou Gehrig*



Financial Aspirations
Strategic Themes
Portfolio of Business Models
Leadership
Capabilities

***What We Want***
- Top quartile total shareholder return
- Average annual earnings growth of 8-10% near-term; 5-6% long-term
- Improved business position – A credit rating
- 10% long-term return on invested capital
- Consistent annual dividend increases

***What We Believe Creates Value***
- Creative regulatory solutions
- High operating productivity
- POV-based portfolio decisions

***How We Compete***
- Integrated utility: deliver reliable electricity
- Nuclear: produce at high productivity levels
- EK: provide leading risk products/services

***Who We Are***
- Experienced industry management
- Passionately driven to succeed
- Attentive to balancing interests

***What We Leverage***
- Core energy commodity knowledge
- Energy infrastructure operations skills
- Regulatory design and solutions
- Complex transactional skills

# We Developed a Business Model to Succeed in a Wide Range of Market Conditions

"The only thing we have to fear is fear itself"

< Image Unavailable >

*President Franklin Roosevelt*

***Process for Managing Industry Change***



Credit Markets
Supply/Demand
Environmental
Fuel Prices
Climate/Weather Data
Competitive Behavior
Legislative/Regulatory
Capital Markets
Rigorous Analysis
Current Point of View
Business Strategy
Create Options
Portfolio Management
Long Positions
Structured Contracts
Asset Development /Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict VAR Limits
Driven by:
Markets
Skills
Scale
Scope
Positions

# We Invest Only in Core Businesses, Advantaged Markets, High Returns

"It don't mean a thing if it ain't got that swing"

< Image Unavailable >

*Duke Ellington*

**Sources of Operational EPS Growth**

**2Q98 vs. 3Q03 Trailing 12 months; $**



98%
4.23
2.14
0.89
ECS
0.76
Nuclear
Utility
2.29
2.75
Utility
(0.15)
(0.17)
Other
Other
2Q98
3Q03

**Operational Return on Invested Capital**

**2Q98 vs. 3Q03 Trailing 12 months; %**



28%
7.7
6.0
+250 Million in Value
2Q98
3Q03

# We Set Our Sights on Top-Tier Shareholder Returns

"Share the wealth"

< Image Unavailable >

*Huey Long*

**ETR Total Shareholder Return**
**5/28/98-10/17/03, %**



180%
ETR
S&P Electrics
S&P 500
175
150
125
100
75
50
25
0
-25
-50
2Q 98
1Q99
1Q00
1Q01
1Q02
1Q03
3Q03

*Source: Bloomberg*

**Cash Distributions to Shareholders**
**Cumulative % of 98-02 Earnings**



Buyback 29%
Dividends 46%

**Distributed $2.5 B in Cash to Shareholders—Equivalent to 75% of Earnings**

We had to step up to challenges as the Allies did in the 1940s

# We Went Back to Basics to Improve Performance on the Front Lines

"Praise the Lord and pass the ammunition"

< Image Unavailable >

*Frank Loesser*

**Outage Frequency**
**Per Customer Per Year**



44%
3.5
2.0
98
02

**Outage Duration**
**Average Minutes**



41%
278
164
98
02

**Regulated Fossil Plants Outage Rates**
**99 – 02; %**



46%
53%
11
8
9
6
7
4
6
4
99
00
01
02
Forced Outage Rate
Equivalent Forced Outage Rate

**Transmission Service Index**
**98 – 02; MWhs Not Served**



56%
2,719
2,127
1,472
965
1,184
98
99
00
01
02

# We Assembled Resources through Partnerships with the Best

***Partners Providing Unique Expertise***

"I want you!"

< Image Unavailable >

*James Montgomery Flagg*

ENTERGY-KOCH
TRADING

GULF SOUTH®
PIPELINE

FRAMATOME ANP

CUSHMAN & WAKEFIELD.

SAIC.
An Employee-Owned Company

# We Developed Systems to Manage Risk and Ensure Accountability

"The buck stops here"

< Image Unavailable >

*President Harry Truman*


Step 1
Identify every risk
Step 2
Measure more accurately
Step 3
Monitor more often and develop exception reports
Step 4
Discuss exceptions at all management levels
Step 5
Consolidate and correlate risks to obtain enterprise view
Step 6
Formulate and test scenarios constantly
Comprehensive Risk Management System

We had to fend off complacency as America did in the 1950s

# Entergy-Koch Proves Itself with Consistent Performance

"Are you now or have you ever been …?"

< Image Unavailable >

*Senator Joe McCarthy*

**Gas and Electricity Prices**

**4Q00 – 3Q03; $/mmbtu (Gas), $/MWh (Power)**



$/mmbtu
$/MWh
12
10
8
6
4
2
0
120
100
80
60
40
20
0
Henry Hub Spot Gas Price
Entergy Spot Electricity Price
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03

**Operational Earnings Per Share – Entergy-Koch, LP**

**1Q01 – 4Q03E; $/share**



0.08
0.2
0.16
0.04
0.22
0.06
0.15
0.15
0.41
0.22
0.18
0.07
Gulf South Pipeline
Entergy-Koch Trading
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03E

# We're Managing Risks, Maintaining Growth in Our Nuclear Business

♫ Smoke gets in your eyes ♫

< Image Unavailable >

*The Platters*

**Capacity Factor and Capacity**

**1Q01 – 3Q03; % (Capacity Factor, refueling outages denoted with *), MW**



%
100
80
60
40
20
0
4,500
4,000
3,500
3,000
2,500
2,000
Capacity Factor
MW in Operation
1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03

**Operational Earnings Per Share – Entergy Nuclear***

**1Q01 – 4Q03E; $/share**



0.13 0.15 0.16 0.13 0.18 0.24 0.32 0.15 0.16 0.19 0.25 0.21
1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03E

**Excludes the impact of special items as shown in Entergy Earnings Releases*

# Building on Improved Regulatory Relationships with Innovative Ideas

"The power of positive thinking"

< Image Unavailable >

*Norman Vincent Peale*

**01-02 Average ROE vs. Potential 04 ROE**
%



EMI
ENOI
9.3
13.9+
-1.7
13.3*
Avg. 01-02
Potential 04
Avg. 01-02
Potential 04

| | EMI | ENOI |
|---|---|---|
| Allowed Midpoint | 11.75% | 11.25% |
| ROE Range | +/- 111 bps plus sharing | +/- 100 bps |
| Performance Potential | 100 bps | 100 bps |

** Range for electric rates only*

Vast 1960s-like change moved us to chart a new path

# Responding to the U-Turn in Industry Deregulation

♩♩You say you want a revolution♩♩

< Image Unavailable >

*The Beatles*

**Competition Expected…**
**Status of deregulation by state; as of Sept. 2000**



- Restructuring Legislation Enacted
- Comprehensive Regulatory Order Issued
- Legislation/Orders Pending
- Commission or Legislative Investigation Ongoing

**…Now Delayed or Canceled**
**Status of deregulation by state; as of Feb. 2003**



- Restructuring Active
- Restructuring Delayed
- Restructuring Suspended
- Restructuring Not Active

***Source: Energy Information Administration***

# Recognizing and Leading the Re-emergence of Nuclear Power

**Nuclear Opportunities**



Cooper
ANO
Grand Gulf
River Bend
Waterford
Fitzpatrick
Vermont Yankee
IP 2&3
Pilgrim

Entergy | Single Unit | Single Unit with owner overlap | Other Nuclear Sites

"I have vision and the rest of the world wears bifocals"

< Image Unavailable >

*Butch Cassidy*

# Innovation in Energy Trading and Asset/Risk Management

"One small step for man, one giant leap for mankind"

< Image Unavailable >

*Astronaut Neil Armstrong*

**Five Year Commodity Volatility***



%
146
67
50
47
45
41
40
40
38
36
34
32
27
26
25
23
22
19
19
14
Electricity*
Natural Gas
Gasoline
Lean Hogs
Heating Oil
Pork Bellies
Sugar
Cocoa
Crude Oil
Lumber
Coffee
Cotton
Soybean Oil
FCOJ
Wheat
Copper
Soybean
Silver
Platinum
Gold

## Utilizing Perspective Mitigates Risk

**Gas POV**

| LT Drivers | ST Drivers |
|---|---|
| 1 LNG/OIL<br>2 Economy<br>3 New Storage/ Pipes | 1 Rig Count<br>2 Storage<br>3 Demand Offshore<br>4 Weather |

**Electricity POV**

| LT Drivers | ST Drivers |
|---|---|
| 1 Environment<br>2 Uprates<br>3 Congestion<br>4 Economy<br>5 Capital Availability | 1 Outages<br>2 Congestion<br>3 Weather |

*Electricity based on Into Entergy spot price; all others are 1 month future contract

# We seized opportunities in 1970s-style challenges

# Creating Value by Improving Operations at Nuclear Plants

♫ Taking care of business ♫

< Image Unavailable >

*Bachman Turner Overdrive*

**FitzPatrick - 825 MW**
**(BWR – GE)**
**Acquired Nov. 2000**



**3,955 MW@ $240 / kW**



**Vermont Yankee - 510 MW**
**(BWR – GE)**
**Acquired July 2002**



**Pilgrim - 670 MW (BWR – GE)**
**Acquired July 1999**



**Indian Point 2 - 970 MW**
**(PWR – Westinghouse)**
**Acquired Sept. 2001**



**Indian Point 3 - 980 MW**
**(PWR – Westinghouse)**
**Acquired Nov. 2000**



# Creating Value by Improving Operations at Nuclear Plants

"Float like a butterfly – sting like a bee"

< Image Unavailable >

*Muhammad Ali*

**Production Costs**
**Before ETR Ownership vs. 03E Average $/MWh**



28%
29
21
Southern Fleet in 02 = 15
Before ETR Ownership
03E

**Capacity Factors**
**Before ETR Ownership vs. 03E Average %**



21%
Southern Fleet in 02 = 97
93
77
Before ETR Ownership
03E

**Outage Duration**
**Previous Record vs. 03E Average days/plant**



46%
46
Southern Fleet's Last Outage = 27
25
Previous Record
03E

# Turning Regulatory Negatives into Strengths

"Make love not war"

< Image Unavailable >

**Entergy New Orleans Inc. Generation Supply Strategy**

**Illustration**

| Strategy Objective | Measure | Before Strategic Supply Resource Plan | After Strategic Supply Resource Plan |
|---|---|---|---|
| Price Stability- Less Exposure to Gas Price | % of Energy Requirements Provided by Coal/Nuclear | 27% | 56% |
| Modern and Efficient Load Following Generation | Age and Heat Rate of Load Following Generation | • 100% Gas/Oil with Heat Rate > 10,000<br>• Average Age 35 years | • CCGT Capacity with Heat Rate <= 7200 provided through Term Purchases and Acquisition |
| Diversity of Generation Resources | Number of Generation Resources Providing Primary Supply Role | • Base load from one Nuclear unit<br>• Load Following from 3 existing Gas units | • Base load from 7 coal and nuclear units<br>• Load Following from multiple new CCGTs |
| Conducive Environment for Resource Planning | Incentives<br><br>Resolved Litigation | • Traditional Regulation<br>• Litigation | • Generation Performance Plan<br>• Resolved disputes |

Our investment strategy reflects the mood of the 1980s

# Maintaining Discipline in Investment

"Just say No"

< Image Unavailable >

*Nancy Reagan*

**Investment Opportunities Over the Last 18 Months**

**# of proposals reviewed, # of bids placed**



18
5
1
1
5
5
25
1
Pipeline / Other
Gas Storage
Nuclear Plants
Fossil Plants

# Building Strong Drivers for Continued Growth

"Where's the beef?"

< Image Unavailable >

*Clara Peller*

**Sources of Revenue Growth***
**04-05E**

## Domestic Utility

- Sales growth of 1.5 – 2%
- Rate increases and incentives
- Generation supply plan



Sales Growth
Rates & Incentives
Supply Plan
2-3%
2-3%
04E
05E

## Entergy Nuclear

- Power uprates and other volume
- Service revenue
- Contract and market pricing



Volume
Service Revenue
Pricing
5-7%
4-6%
04E
05E

## Entergy-Koch

- U.S. trading
- European trading



U.S. Trading
Europe Trading
10%
10%
04E
05E

**Utility estimates are based on retail adjusted gross margin*
*EK estimates exclude above average POV trading profitability in 03*

# Positioning Entergy to Acquire Assets in an Industry Shake-out

♫Another one bites the dust♫

< Image Unavailable >

*Queen*



Bankruptcies
#
2
4
6
02
03
Write downs
$B
28
34
6
02
03
Dividend Cuts
#
12
8
20
02
03
S&P Credit Rating Downgrades
#
135
102
232
YTD02
YTD03

# Execution is the lesson of the 1990s

# Performance Management Will Help Drive Growth

"It's the economy, stupid"

< Image Unavailable >

*James Carville*

**Sources of Improvements**
%; Utility and Nuclear



Benefits Changes
M/S Purchasing
New Technology
Standardization
Consolidation
Organization Changes
Generation Sourcing

**Projected Cost Savings**
03E – 06E; $M

**Utility**



Less EAI storm costs
1,665
1,155
(45)
(305)
35
1,655
850
O&M
Capital
02 Base
Productivity
Capital
Inflation
06E

**Nuclear**



Adjusted for VY and RFO
755
(135)
620
02 Base
Productivity
06E

# Entergy on Target to Achieve Its Operational and Financial Targets ...

< Image Unavailable >

| Measures | Achievements | Aspirations |
|---|---|---|
| Operational Earnings Growth | 14%* (98 – 04E) | Near Term 8 – 10%<br>Long Term 5 – 6% |
| Operational Return on Invested Capital | 7.7% (up 28% since 2Q98) | Near Term 9%<br>Long Term 10% |
| Credit Rating | BBB+ at ELI (up from BBB) | A |
| Net Debt / Net Capital | 46.6% (down 19% since 2Q98) | < 50% |

*Excludes the impact of weather

# …And Achieve Our Goal of Top-Tier Shareholder Return

"Show me the money"

< Image Unavailable >

**Total Shareholder Return**
5/28/98-10/17/03, %



175
150
125
100
75
50
25
0
-25
-50
180%
ETR
SPELEC
S&P 500
2Q 98
4Q98
3Q99
2Q00
1Q01
4Q01
3Q02
2Q03
3Q03

*Source: Bloomberg*

As Entergy moves toward its 100th year anniversary… its vision for growth is clear

# Earnings Growth will Continue

"Can you hear me now?"

< Image Unavailable >

**Operational Earnings Growth**
98-04E; $/share, excluding weather



98-04E
14%
CAGR
4.50
4.00
3.50
3.00
2.50
2.00
1.50
98
99
00
01
02
03E
04E
Actual
Excluding Disproportional EK Sharing
8-10% Growth

# …And We Have Options Available to Achieve Success

2003 California Governor's Ballet

< Image Unavailable >

**Ten Ways to Generate 1% Growth in Earnings**

1. Grow Utility sales by 0.4%
2. Reduce Utility O&M by 1%
3. Increase Utility ROE by 20 basis points
4. Reduce Nuclear O&M by $0.50/MWh
5. Implement Nuclear power uprate of 50 MW
6. Sign Nuclear operating contract
7. Contract to manage power and gas assets
8. Acquire $500 million assets
9. Repay $500 million in debt
10. Buyback $200 million in equity

# Remembering Our History…
# Creating Our Future

*38th Edison Electric Institute Financial Conference*

**J. Wayne Leonard**
**Chief Executive Officer**
**October 28, 2003**

Entergy